                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 27, 2003



                           DECKERS OUTDOOR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               0-22446                                    95-3015862
--------------------------------------------------------------------------------
       (Commission File Number)                (IRS Employer Identification No.)


495A South Fairview Avenue, Goleta, California               93117
--------------------------------------------------------------------------------
    (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code        (805) 967-7611
                                                   -----------------------------



                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES



Item 5.    Other Events.

           Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by the Company on February 27, 2003 announcing its fourth quarter and fiscal year 2002 financial results.

Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits.

           Exhibit No.        Description
           -----------        -----------

              99.1            Press release, dated February 27, 2003.

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Deckers Outdoor Corporation



Date: February 27, 2003                   /s/ M. Scott Ash
                                           -------------------------------------
                                           M. Scott Ash, Chief Financial Officer

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES



                                 EXHIBIT INDEX




                                                          SEQUENTIALLY
                                                            NUMBERED
EXHIBIT NO.                   DOCUMENT                        PAGE
-----------                   --------                    ------------


Exhibit 99.1      Press release, dated February 27, 2003        4